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                                                                   EXHIBIT 10.13

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                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

                              Dated June 16, 1997

                                    between

                                TOWER AIR, INC.,
                                  as Borrower,

                                      and

                            HELLER FINANCIAL, INC.,
                             as Agent and as Lender



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                                                                      EXHIBIT 13

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT dated June 16, 1997 (this "Amendment") is between TOWER AIR, INC., a Delaware corporation, as borrower under the below-defined Loan Agreement ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), and amends that certain Loan and Security Agreement dated as of December 1, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 31, 1997 (the "First Amendment") and that certain Second Amendment to Loan Agreement dated March 13, 1997 (the "Second Amendment") (as so amended, the "Loan Agreement"), in each case between Borrower and Heller. Terms not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.


                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to the Loan Agreement, Lender loaned certain sums to Borrower upon the terms and conditions set forth therein; and

     WHEREAS, Borrower and Heller desire to amend the Loan Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1.  Conditions Precedent to Effectiveness.  The parties hereto
                 -------------------------------------
agree that this Amendment shall not become effective unless and until the following conditions have been met:

     (a) Closing Fee.  Agent shall have received a closing fee in an amount
         -----------
equal to $100,000.

     (b) Secretary's Certificate.  Agent shall have received a certificate of
         -----------------------
the secretary of Borrower, which certificate shall be in form and substance satisfactory to Agent.

     (c) Opinion of Counsel.  Agent shall have received an opinion of Hewes,
         ------------------
Gelband, Lambert & Dann, counsel to Borrower, which opinion shall be in form and substance satisfactory to Agent.

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     (d) No Change to Organizational Documents.  There shall not have been any
         -------------------------------------
amendment or other change to Borrower's certificate of incorporation, bylaws or other organizational document since December 1, 1996.

     (e) Representations and Warranties; Covenants.  The representations,
         -----------------------------------------
warranties and covenants contained herein and in the Loan Documents shall be true, correct and affirmed in all material respects on and as of the effective date hereof (the "Effective Date") to the same extent as though made on and as of the Effective Date, except for any representation or warranty limited by its terms to a specific date, in which case such representation or warranty shall have been true, correct and complete as of such earlier date.

     (f) No Default.  No event shall have occurred and be continuing that
         ----------
constitutes or would constitute, with the giving of notice or the passage of time or both, an Event of Default.

     (g) No Prohibition.  No order, judgment or decree of any court, arbitrator
         --------------
or governmental authority shall purport to enjoin or restrain Agent or any Lender from making any Loans or issuing any Lender Letters of Credit.

     (h) No Litigation.  There shall not be pending or, to the knowledge of
         -------------
Borrower, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration by, against or affecting any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect that has not been disclosed to Agent by Borrower in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that, in the opinion of Agent, would reasonably be expected to have a Material Adverse Effect.

     SECTION 2.  Amendment of the Loan Agreement.  The Loan Agreement is hereby
                 -------------------------------
amended as follows:

     (a) The first paragraph of Section 2.1(A) of the Loan Agreement is hereby
                                --------------
amended by deleting the phrase "(i) from and after March 13, 1997 to and including June 5, 1997, Twenty Million Dollars ($20,000,000) and (ii) on and after June 6, 1997, Fifteen Million Dollars ($15,000,000)" as added pursuant to the Second Amendment and inserting in lieu thereof the phrase "(i) from and after March 13, 1997 to and including July 14, 1997, Twenty Million Dollars ($20,000,000), (ii) on and after July 14, 1997, to and including July 27, 1997, Eighteen Million Dollars ($18,000,000)", (iii) or and after July 28, 1997 to and including August 10, 1997, Sixteen Million Dollars ($16,000,000), (iv) on and after August 11, 1997 to and including August 24, 1997, Fourteen Million Dollars ($14,000,000), (v) on and after August 25, 1997 to and including September 7, 1997, Twelve Million Dollars ($12,000,000), (vi) on and after

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September 8, 1997 to and including September 14, 1997, Ten Million Dollars
($10,000,000), and (vii) after September 15, 1997, zero (0).

     (b)  Section 2.5 of the Loan Agreement is hereby amended by deleting the
          -----------
date "June 17, 1997" which appears therein and inserting in lieu thereof the date "September 15, 1997".

     SECTION 3.  Expenses.  Whether or not the transaction contemplated by this
                 --------
Amendment shall be consummated, Borrower agrees to promptly pay all reasonable fees, costs and expenses incurred by Agent and each of the Lenders in connection with any matters contemplated by or arising out of this Amendment or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the
Collateral: (a) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangement evidenced by this Amendment and the other Loan Documents; and (b) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation, execution, syndication, and administration of this Amendment and the other Loan Documents, the Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements.

     SECTION 4.  Borrower's Representations and Warranties.
                 -----------------------------------------

     To induce Agent and each Lender to enter into this Amendment, Borrower hereby represents and warrants to Agent and each Lender that the following statements are and will be true, correct and complete:

     4.1  Organization, Powers, Capitalization.
          ------------------------------------

               (A) Organization and Powers.  Each of the Loan Parties is a
                   -----------------------
     corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all states where such qualification is required except where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect. Each of the Loan Parties has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Amendment.

               (B) Capitalization.  The authorized capital stock of each of the
                   --------------
     Loan Parties is as set forth on Schedule 4.1(B) to the Loan Agreement.  All
                                     ---------------
     issued and outstanding shares of capital stock of each of the Loan Parties are duly authorized and

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     validly issued, fully paid, nonassessable, free and clear of all Liens and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The capital stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 4.1(B) to the Loan Agreement. No shares of the capital stock
        ---------------
     of any Loan Party, other than those described above, are issued and outstanding. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party, of any shares of capital stock or other securities of any such entity except as set forth on Schedule
                                                                   --------
     4.1(B) to the Loan Agreement.
     ------

          4.2  Authorization of Borrowing, No Conflict.  Borrower has the
               ---------------------------------------
corporate power and authority to enter into this Amendment. On the Effective Date, the execution, delivery and performance of this Amendment by each Loan Party signatory hereto will have been duly authorized by all necessary corporate and shareholder action. The execution, delivery and performance of this Amendment by each Loan Party signatory hereto and the consummation of the transactions contemplated by this Amendment by each such Loan Party do not contravene and will not be in contravention of any applicable law, the corporate charter or bylaws of any Loan Party or any agreement or order by which any Loan Party or any Loan Party's property is bound. This Amendment is the legally valid and binding obligation of the applicable Loan Parties, enforceable against such Loan Parties in accordance with its terms.

          4.3  Financial Condition.  All financial statements concerning
               -------------------
Borrower and its Subsidiaries which have been or will hereafter be furnished by Borrower and its Subsidiaries to Agent or any Lender pursuant to the Loan Agreement have been or will be prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly the financial condition of the Borrower covered thereby as at the dates thereof and the results of their operations for the periods then ended. The most recent Projections delivered to Agent and all future Projections have been and will be prepared by Borrower in light of the past operations of the business of Borrower and its Subsidiaries, and such Projections represent and will represent the good faith estimate of Borrower and its senior management concerning the most probable course of its business as of the date such Projections are prepared and delivered.

          4.4  Indebtedness and Liabilities.  As of the Effective Date, neither
               ----------------------------
Borrower nor any of its Subsidiaries has (a) any Indebtedness except as reflected on the most recent financial statements delivered to Agent and Lenders; or (b) any Liabilities other than as reflected on the most recent financial statements delivered to Agent and Lenders or as incurred in the ordinary course of business following the date of the most recent financial statements delivered to Agent and Lenders.

          4.5  Title to Properties; Liens.  Borrower and each of its
               --------------------------
Subsidiaries has good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective material

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properties and assets.  Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrower after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Borrower or any of its Subsidiaries is lessee or lessor which would have a Material Adverse Effect.


          4.6  Litigation; Adverse Facts.  There are no judgments outstanding
               -------------------------
against any Loan Party or affecting any property of any Loan Party nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against or affecting any Loan Party or any property of any Loan Party which could reasonably be expected to result in any Material Adverse Effect other than as set forth on Schedule 4.9 to the Loan
                                                   ------------
Agreement. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.

          4.7  Payment of Taxes.  All material tax returns and reports of
               ----------------
Borrower and each of its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. As of the Effective Date, none of the United States income tax returns of Borrower or any of its Subsidiaries are under audit. No tax liens have been filed and no claims (except as otherwise permitted by subsection 5.9 of the Loan Agreement) are being asserted with respect to any
--------------
such taxes. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

          4.8  Performance of Agreements.  None of the Loan Parties and none of
               -------------------------
their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of any such Person, and no condition exists that, with the giving of notice or the passage of time or both, would constitute such a default.

          4.9  Broker's Fees.  No broker's or finder's fee or commission will be
               -------------
payable with respect to any of the transactions contemplated hereby.

          4.10      Solvency.  From and after the date of this Amendment,
                    --------
Borrower: (a) owns and will own assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due. There is no material fact known to Borrower that has or could have a Material Adverse Effect and that has not been fully disclosed in the Loan Agreement or in such other documents, certificates and statements furnished to Agent or Lenders for use in connection with the transactions contemplated thereby.

          4.11  Disclosure.  No representation or warranty of Borrower, any
                ----------
of its Subsidiaries or any other Loan Party contained in this Amendment, the financial statements, the other Loan Documents, or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with this Amendment or the other Loan Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Agent and Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no material fact known to Borrower that has had or will have a Material Adverse Effect and that has not been disclosed in the Loan Agreement or in such other documents, certificates and statements furnished to Agent or any Lender for use in connection with the transactions contemplated thereby.

          4.12  Compliance with Laws.  Neither Borrower nor any of its
                --------------------
Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject Borrower or any of its Subsidiaries, or any of their respective officers to criminal liability or have a Material Adverse Effect and no such violation has been alleged.

          SECTION 5.  Ratification; References to Loan Agreement.  Except as
                      ------------------------------------------
amended hereby, the Loan Agreement continues and shall remain in full force and effect in all respects. From and after the date of this Amendment, each and every reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "herein," "hereof" or similar words and phrases or any word or phrase referring to a section or provision of the Loan Agreement is deemed for all purposes to be a reference to the Loan Agreement or such section or provision as amended pursuant to this Amendment.

          SECTION 6.  Severability; Headings; Amendment.  Any provision of this
                      ---------------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Borrower, Agent and Requisite Lenders. The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          SECTION 7.  CONSENT TO JURISDICTION.  BORROWER HEREBY CONSENTS TO THE
                      -----------------------
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

          SECTION 8.  WAIVER OF JURY TRIAL.  BORROWER, AGENT AND EACH LENDER
                      --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

          SECTION 9.  Confidentiality.  Agent and Lenders shall hold all
                      ---------------
nonpublic information obtained pursuant to the requirements hereof and identified as such by Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure to such of its respective Affiliates, officers, directors, employees, agents and representatives as need to know such information in connection with the Loans. If any Lender is otherwise a creditor of a Borrower, such Lender may use the information in connection with its other credits. Agent and Lenders may also make disclosure reasonably required by a bona fide offeree or assignee (or participation), or as required or requested by any governmental authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other

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

advisors, and shall require any such offeree or assignee (or participant) to agree (and require any of its offerees, assignees or participants to agree) to comply with this Section 9. In no event shall Agent or any Lender be obligated
                 ---------
or required to return any materials furnished by Borrower; provided, however, each offeree shall be required to agree that if it does not become a assignee (or participant) it shall return all materials furnished to it by Borrower in connection herewith.

          SECTION 10.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       --------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          SECTION 11.  Successors and Assigns.  This Amendment shall be binding
                       ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign its rights or obligations hereunder without the written consent of Lenders.

          SECTION 12.  Counterparts; Effectiveness.  This Amendment may be
                       ---------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart thereof.


                              *        *        *

                                       8
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          IN WITNESS WHEREOF, each of the parties hereto has caused this Third
Amendment to Loan and Security Agreement to be duly executed on the date first above written.


                                TOWER AIR, INC.,
                                Borrower


                                By: /s/ Ramesh Punwani
                                   -------------------------------
                                Name: Ramesh Punwani
                                Title: CEO/VP Finance



                                HELLER FINANCIAL, INC.,
                                Agent and Lender


                                By: /s/ Joel Richards
                                   -------------------------------
                                Name: Joel Richards
                                Title Vice-President

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